EXHIBIT 21

CNC HOSPITALITY PROPERTIES, INC.
AND SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

The following is a list of the subsidiaries of the registrant and the state of incorporation for each:

Name of Subsidiaries	States of Incorporation
AH Hotel GP, LLC	Delaware
AH Hotel Partners, LP	Delaware
AH Hotel, LLC	Delaware
AH Tenant Corporation	Delaware
Bridgewater Tenant Corporation	Delaware
CC 2 Tree Tenant Corp.	Delaware
Chelsea Grand East, LLC	New York
CHH 2 Tree Hotel GP, LLC	Delaware
CHH 2 Tree Hotel, LP	Delaware
CHH Auburn Parent, LLC	Delaware
CHH Auburn Partnership, LP	Delaware
CHH Capital Hotel GP, LLC	Delaware
CHH Capital Hotel Partners, LP	Delaware
CHH Capital Tenant Corp.	Delaware
CHH Costa Parent, LLC	Delaware
CHH Costa Partnership, LP	Delaware
CHH Crystal City Hotel GP, LLC	Delaware
CHH Crystal City Hotel, LP	Delaware
CHH Dallas Parent, LLC	Delaware
CHH Dallas Partnership, LP	Delaware
CHH III Tenant Parent Corp.	Delaware
CHH Lee Vista Hotel GP, LLC	Delaware
CHH Lee Vista Hotel, LP	Delaware
CHH Miami Parent, LLC	Delaware
CHH Miami Partnership, LP	Delaware
CHH Portland Parent, LLC	Delaware
CHH Portland Partnership, LP	Delaware
CHH Rye Town Hotel GP, LLC	Delaware
CHH Rye Town Hotel, LP	Delaware
CHH Santa Clara Hotel GP, LLC	Delaware
CHH Santa Clara Hotel, LP	Delaware
CHH Torrey Pines Hotel GP, LLC	Delaware
CHH Torrey Pines Hotel Partners, LP	Delaware
CHH Torrey Pines Tenant Corp.	Delaware

CHH Tucson Parent, LLC	Delaware
CHH Tucson Partnership, LP	Delaware
CIH Galleria Parent, LLC	Delaware
CM Hotel GP, LLC	Delaware
CM Hotel Partners, LP	Delaware
CM Hotel, LLC	Delaware
CM Tenant Corporation	Delaware
CNL Biltmore Resort, LP	Delaware
CNL Bridgewater GP Corp.	Delaware
CNL Bridgewater Hotel Partnership, LP	Delaware
CNL BWI Hotel GP, LLC	Delaware
CNL BWI Hotel, LP	Delaware
CNL Claremont Resort, LP	Delaware
CNL Crystal City II Hotel GP, LLC	Delaware
CNL Crystal City II Hotel, LP	Delaware
CNL CY-Edison, LLC	Delaware
CNL CY-San Francisco GP Corp.	Delaware
CNL CY-Weston LLC	Florida
CNL Desert Resort, LP	Delaware
CNL DRR Investor LP	Delaware
CNL Foothill GP Corp.	Delaware
CNL Foothill Hotel Partnership, LP	Delaware
CNL GA Tenant Corp.	Delaware
CNL Grand Wailea Resort, LP	Delaware
CNL GT Resort, LP	Delaware
CNL HHC II, LLC	Delaware
CNL HHC III, LLC	Delaware
CNL HHC Partners II, LP	Delaware
CNL HHC Partners III, LP	Delaware
CNL HHC Partners, LP	Delaware
CNL HHC, LLC	Delaware
CNL Hospitality GP Corp.	Delaware
CNL Hospitality Leasing Corp.	Delaware
CNL Hospitality LP Corp.	Delaware
CNL Hospitality Partners, LP	Delaware
CNL Hospitality Properties, Inc.	Maryland
CNL Hospitality Services, Inc.	Delaware
CNL Hotel CY San Francisco, LP	Delaware
CNL Hotel CY-Edison, LP	Delaware
CNL Hotel CY-Weston Ltd.	Florida
CNL Hotel Del Intermediate Mezz Partners GP, LLC	Delaware
CNL Hotel Del Intermediate Mezz Partners, LP	Delaware

CNL Hotel Del Junior Mezz Partners GP, LLC	Delaware
CNL Hotel Del Junior Mezz Partners, LP	Delaware
CNL Hotel Del Partners GP, LLC	Delaware
CNL Hotel Del Partners, LP	Delaware
CNL Hotel Del Senior Mezz Partners GP, LLC	Delaware
CNL Hotel Del Senior Mezz Partners, LP	Delaware
CNL Hotel Del Tenant Corp.	Delaware
CNL Hotel Investors, Inc.	Maryland
CNL Hotel MI-4, LP	Delaware
CNL Hotel RI-Orlando Ltd.	Florida
CNL Hotel Tenant Corp.	Delaware
CNL IHC Partners, LP	Delaware
CNL IHC, LLC	Delaware
CNL KSL Partners GP, LLC	Delaware
CNL KSL Partners, LP	Delaware
CNL LLB C-Hotel Management Corp.	Delaware
CNL LLB C-Hotel Management, LP	Delaware
CNL LLB F-Inn Management Corp.	Delaware
CNL LLB F-Inn Management, LP	Delaware
CNL LLB GP Holding Corp.	Florida
CNL LLB LP Holding, Ltd.	Florida
CNL LLB SHS Management Corp.	Delaware
CNL LLB SHS Management, LP	Delaware
CNL MI-4, LLC	Delaware
CNL Montreal Beneficiary Corp.	Delaware
CNL Montreal Equity Corp.	Delaware
CNL Montreal Lender Corp.	Delaware
CNL Montreal Tenant Inc.	Canada
CNL New Orleans Hotel GP, LLC	Delaware
CNL New Orleans Hotel, LP	Delaware
CNL New Orleans Tenant Corp.	Delaware
CNL Philadelphia Annex, LLC	Delaware
CNL Philadelphia Hospitality Management, Inc.	Delaware
CNL Phoenix GP Corp.	Delaware
CNL Plano Hotel GP, LLC	Delaware
CNL Plano Hotel, LP	Delaware
CNL Resort Acquisition Corp.	Delaware
CNL Resort Ancillary Tenant Corp.	Delaware
CNL Resort Biltmore Real Estate, Inc.	Delaware
CNL Resort Desert Real Estate, Inc.	Delaware
CNL Resort Florida Development, LP	Delaware
CNL Resort Georgia Holdings, LP	Delaware

CNL Resort Golf Holdings, LP	Delaware
CNL Resort Group, LP	Delaware
CNL Resort GT Holdings, LP	Delaware
CNL Resort GT Land, LP	Delaware
CNL Resort GT Realty, LP	Delaware
CNL Resort Holdings GP, LLC	Delaware
CNL Resort Hospitality GP, LLC	Delaware
CNL Resort Hospitality Manager, LP	Delaware
CNL Resort Hospitality, LP	Delaware
CNL Resort Hotel, LP	Delaware
CNL Resort Intermediate Mezz GP, LLC	Delaware
CNL Resort Intermediate Mezz, LP	Delaware
CNL Resort Junior Mezz GP, LLC	Delaware
CNL Resort Junior Mezz, LP	Delaware
CNL Resort La Costa Hospitality, LP	Delaware
CNL Resort Lake Lanier Tenant Corp.	Delaware
CNL Resort Lake Lanier, LP	Delaware
CNL Resort Las Casitas, LP	Delaware
CNL Resort LL Secondary Tenant Corp.	Delaware
CNL Resort Lodging Tenant Corp.	Delaware
CNL Resort Recreation, LP	Delaware
CNL Resort Senior Mezz GP, LLC	Delaware
CNL Resort Senior Mezz, LP	Delaware
CNL Resort Silver Properties, LP	Delaware
CNL Resort SPE GP, LLC	Delaware
CNL Resort Sub Intermediate Mezz GP, LLC	Delaware
CNL Resort Sub Intermediate Mezz, LP	Delaware
CNL Resort Sub Junior Mezz GP, LLC	Delaware
CNL Resort Sub Junior Mezz, LP	Delaware
CNL Resort Sub Senior Mezz GP, LLC	Delaware
CNL Resort Sub Senior Mezz, LP	Delaware
CNL Resort WW, LP	Delaware
CNL RI-Orlando LLC	Florida
CNL Rose Acquisition Corp.	Delaware
CNL Rose GP Corp.	Delaware
CNL Rose SPE Tenant Corp.	Delaware
CNL San Francisco, LLC	Delaware
CNL Seattle Waterfront Hotel GP, LLC	Delaware
CNL Seattle Waterfront Hotel, LP	Delaware
CNL Tampa International GP, LLC	Delaware
CNL Tampa International Hotel Partnership, LP	Delaware
CNL Travel Services, Inc.	Delaware

CNL WBR GP Corp.	Delaware
CNL WBR Investor, L.P.	Delaware
Crystal City Tenant Corp.	Delaware
CTM Partners, LLC	Delaware
CY Manchester Hotel Partners, LP	Delaware
CY Manchester Tenant Corporation	Delaware
CY-CIH Manchester Parent, LLC	Delaware
CY-San Francisco GP, LLC	Delaware
CY-SF Hotel Parent, LP	Delaware
CY-SF Hotel Partnership, LP	Delaware
Dearborn Hotel GP, LLC	Delaware
Dearborn Hotel Partners, LP	Delaware
Dearborn Tenant Corp.	Delaware
Desert Ridge Resort Partners, LLC	Delaware
Desert Ridge Resort, LLC	Delaware
Desert Ridge Resort, Ltd.	Florida
DLC 2 Tree Tenant Corp.	Delaware
DRR Partners, Inc.	Florida
DRR Tenant Corporation	Delaware
EC Tenant Corp.	Delaware
EMTG, LLC	Delaware
Foothill Tenant Corporation	Delaware
Galleria Hotel Partners, LP	Delaware
Galleria Tenant Corporation	Delaware
Hersha CNL TRS, Inc.	Delaware
HMA Hotel GP, LLC	Delaware
HMA Hotel Partners, LP	Delaware
HMA Hotel, LLC	Delaware
HMA Tenant Corporation	Delaware
Hotel Del Coronado, LP	Delaware
HT/CNL Metro Hotels, LP	Delaware
Lee Vista Tenant Corp.	Delaware
Montreal Hotel Jersey Trust	Jersey, Channel Islands
PH Hotel GP, LLC	Delaware
PH Hotel Partners, LP	Delaware
PH Hotel, LLC	Delaware
PH Tenant Corporation	Delaware
Plano Tenant Corp.	Delaware
RFS 2002 Financing, Inc.	Tennessee
RFS Financing 2002, LLC	Tennessee
RFS Financing Corporation	Tennessee
RFS Financing Partnership II, L.P.	Tennessee

RFS Financing Partnership, L.P.	Tennessee
RFS Leasing II, Inc.	Tennessee
RFS Leasing III, Inc.	Tennessee
RFS Leasing IV, Inc.	Tennessee
RFS Leasing V, Inc.	Tennessee
RFS Leasing VI, Inc.	Tennessee
RFS Leasing VII, Inc.	Tennessee
RFS MM 1 1998 Corporation	Virginia
RFS MM 2 1998 Corporation	Virginia
RFS MM 2000 Corporation	Virginia
RFS MM2 2000 Corporation	Virginia
RFS Partnership, L.P.	Tennessee
RFS SPE 1 1998 LLC	Virginia
RFS SPE 2 1998 LLC	Virginia
RFS SPE 2000 LLC	Virginia
RFS SPE2 2000 LLC	Virginia
RFS TRS Holdings, Inc.	Tennessee
RFS Wharf Property Corporation	Tennessee
RI Manchester Hotel Partners, LP	Delaware
RI Manchester Tenant Corporation	Delaware
RI-CIH Manchester Parent, LLC	Delaware
Rose Mezzanine SPE GP, LLC	Delaware
Rose Mezzanine SPE, LP	Delaware
Rose SPE 1 GP, LLC	Delaware
Rose SPE 1, LP	Delaware
Rye Town Tenant Corp.	Delaware
Santa Clara Tenant Corp.	Delaware
Seattle Waterfront Tenant Corp.	Delaware
SF Tenant Corporation	Delaware
Tampa International Tenant Corp.	Delaware